Exhibit 10.1

CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of March 20, 2020, by and among Confluent, Inc., a Delaware corporation (the “Company”), Edward (Jay) Kreps, Neha Narkhede and Jun Rao (together with their permitted transferees, the “Founders”), and the holders of Preferred Stock of the Company listed on Schedule 1 hereto (the “Investors”).

RECITALS

The Company, the Founders and certain of the Investors are parties to an Amended and Restated Investors’ Rights Agreement dated as of November 19, 2018 (the “Prior Agreement”).

The Company and certain of the Investors have entered into a Series E Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, pursuant to which the Company desires to sell to such Investors and such Investors desire to purchase from the Company shares of the Company’s Series E Preferred Stock (the “Series E Preferred Stock”). Capitalized terms not otherwise defined herein have the meaning given them in the Purchase Agreement. A condition to the Investors’ obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide the Investors (i) certain rights to register shares of the Company’s common stock (the “Common Stock”) issuable upon conversion of the Company’s preferred stock (the “Preferred Stock”) held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The parties to the Prior Agreement desire to induce certain of the Investors to purchase shares of Series E Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below.

AGREEMENT

The parties agree as follows:

A. Amendment of Prior Agreement

Pursuant to Section 6.3 of the Prior Agreement, effective and contingent upon execution of this Agreement by the Company, the requisite majority of Founders’ Shares, and the requisite majority of the Investors’ shares, the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders and the Investors shall be bound by the provisions hereof as the sole agreement of the Company, the Founders and the Investors with respect to the subject matter hereof. The Investors that are Major Investors (as that term is defined in the Prior Agreement) hereby waive the right of first offer, including the notice requirements, set forth in Section 2.3 of the Prior Agreement with respect to the issuance of Series E Preferred Stock.

1. Registration Rights.

1.1 Definitions. For purposes of this Agreement:

(a) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(b) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act.

(c) The term “Founders’ Shares” means the shares of Common Stock held by the Founders or their permitted transferees, including (without limitation) any shares of Common Stock issued upon conversion of the Company’s Founder Stock.

(d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement.

(e) The term “Qualified IPO” means a public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act in connection with which all the then-outstanding shares of Preferred Stock are converted into shares of Common Stock pursuant to the Company’s Amended and Restated Certificate of Incorporation as such Amended and Restated Certificate of Incorporation may be amended from time to time (the “Restated Certificate”).

(f) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock held by the Investors, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) the Founders’ Shares, provided, however, that for the purposes of Section 1.2, 1.4, 1.13 and 6.3 the Founders’ Shares shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, (iii) Common Stock, or Common Stock issuable upon the conversion and/or exercise of any other securities of the Company, acquired by Investors after the date hereof, and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii) and (iii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which such person’s rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, and (C) if the Holder thereof has received the securities pursuant to a transfer, such Holder thereof is entitled to exercise any right provided in Section 1 in accordance with Section 1.12 below.

(h) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(i) The term “SEC” means the U.S. Securities and Exchange Commission.

(j) The term “Securities Act” means the U.S. Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) the 8th anniversary of the Initial Closing, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan, or an SEC Rule 145 transaction), a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities having an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $15,000,000, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its holders of capital stock for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) after the Company has effected 1 registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

(ii) during the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 1.3 unless such offering is the initial public offering of the Company’s securities, in which case, ending on a date 180 days after the effective date of such registration subject to Section 1.3; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders of capital stock other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 6.5, the Company shall, subject to the cut back provisions of Section 1.8 cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least a majority of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $10,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its holders of capital stock for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period beginning on the effective date of, and ending 180 days after the effective date of, a registration statement subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements, not to exceed $30,000 for each registration, of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of at least a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of at least a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

(b) Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $30,000 for each registration, of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c) Registration on Form S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements, not to exceed $30,000 for each registration, of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company shall be borne by the Company, and any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders (and any others) participating in the Form S-3 registration.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders of capital stock to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders; provided that in no event shall any securities other than those being sold by the Company be included in such offering in the event any Registrable Securities are excluded) but in no event shall (a) the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling security holders may be excluded if the underwriters make the determination described above and no other holder’s securities are included or (b) any securities held by a Founder be included if any securities held by any selling Holder who is not a Founder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a venture capital fund, partnership, limited liability company or corporation, the affiliated venture capital funds, partners, retired partners, members, retired members and holders of capital stock of such holder, or the estates and family members of any such partners and retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and security holders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.10 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this Subsection 1.10(d) (when combined with any amounts paid or payable by such Holder pursuant to Section 1.10(b)) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (a) of at least 1,200,000 shares of Registrable Securities (subject to adjustment for stock splits, stock dividends, reclassifications or the like), (or if the transferring Holder then owns fewer than 1,200,000 shares of Registrable Securities (subject to adjustment for stock splits, stock dividends, reclassifications or the like), then all remaining Registrable Securities then held by the transferring Holder) (b) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or holder of capital stock of a Holder, (c) that is an affiliated fund or entity of the Holder, which means with respect to a limited partnership, limited liability company or a limited liability partnership, a fund or entity managed or advised by the same manager or managing member or general partner or management company or advisory company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (d) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (e) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (i) a partnership who are partners or retired partners of such partnership or (ii) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration of their securities.

1.14 Lock-Up Agreement.

(a) Lock-Up Period; Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act, Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company held immediately prior to such offering (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, and Holder shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements held by such Holders.

(b) Limitations. The obligations described in Section 1.14(a) shall apply only if all officers and directors and 1% securityholders of the Company are subject to similar restrictions, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act. For clarity, the obligations described in Section 1.14(a) shall not apply to a Direct Listing (as such term is defined in the Restated Certificate) and shall only be applicable to the initial public offering of the Company’s securities if the Company has not already completed a Direct Listing.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d) Transferees Bound. Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14 and to be subject to the waiver of statutory inspection rights in Section 4.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) three years following the consummation of a Qualified IPO, (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration, or (c) upon termination of this Agreement, as provided in Section 3.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. Upon the request by a Major Investor (as hereinafter defined), the Company shall deliver to each Major Investor (other than a Major Investor reasonably deemed by the Company to be a competitor of the Company, provided, however, that Major Investors that are venture capital funds shall not be deemed competitors of the Company solely as a result of their investment in other companies):

(a) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and, as and to the extent otherwise required by the Board, audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company (the “Annual Financial Statements”);

(b) as soon as practicable, but in any event within 45 days after the end of each quarter of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within 30 days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

(d) as soon as practicable, but in any event 60 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, approved by the Board and prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(e) such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (f) to provide information that (i) it deems in good faith to be a trade secret or similar confidential information or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; and

(f) with respect to any unaudited financial statements called for in this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board determines that it is in the best interest of the Company to do so.

Notwithstanding anything else in this Section 2.1 to the contrary, the Company may cease providing the information set forth in this Section 2.1 during the period starting with the date 60 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

2.2 Inspection. The Company shall permit each Major Investor (except for a Major Investor reasonably deemed by the Company to be a competitor of the Company, provided, however, that Major Investors that are venture capital funds shall not be deemed competitors of the Company solely as a result of their investment in other companies), at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be privileged or a trade secret or similar confidential information.

2.3 Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Agreement, a “Major Investor” shall mean (a) any Investor who (together with its Affiliates) holds at least 5,500,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities or (b) LinkedIn Corporation (together with any affiliated entities, “LinkedIn”), so long as LinkedIn continues to hold at least 50% of the shares of the Registrable Securities purchased by it under the Series A Preferred Stock Purchase Agreement between the Company and certain Investors, dated as of September 26, 2014. For purposes of this Section 2.3, the term “Major Investor” includes any general partners, managing members and affiliates of a person that is otherwise a Major Investor, including Affiliated Funds. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds, in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 15 calendar days after delivery of the RFO Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) issued and held, or issuable upon conversion of the Preferred Stock then held, by all the Fully-Exercising Investors who wish to purchase some of the unsubscribed Shares.

(c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this Section 2.3 shall not be applicable to (i) the issuance of shares of Series E Preferred Stock sold pursuant to the Purchase Agreement, (ii) the issuance of any securities of the Company that do not constitute Additional Stock (as defined in the Restated Certificate), (iii) the issuance of securities with the unanimous approval of the Board that are not offered to any existing stockholder of the Company or (iv) the issuance of securities with respect to which the Major Investors holding at least a majority of the then outstanding Registrable Securities held by the Major Investors have waived, in writing, their right of first offer under this Section 2.3.

(e) In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.4 Confidentiality. Each Investor shall keep confidential and shall not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company, (d) was in the lawful possession of the Investor without restriction prior to receipt from the Company or (e) is required to be disclosed by a governmental authority, stock market or stock exchange; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 2.4; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, each Investor that is a limited partnership or limited liability company may disclose summary financial information to any former partners or members who retained an economic interest in such Investor, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing persons, a “Permitted Disclosee”) or legal counsel, accountants or representatives for such Investor. Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (x) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 2.4, disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (y) making any disclosures required by law, rule, regulation or court or other governmental order, provided, however, that the disclosing Investor shall provide prompt notice of such court order or requirement to the Company to enable the Company to seek a protective order or otherwise prevent or restrict such disclosure.

2.5 Common Stock Vesting. Shares of Common Stock (or options therefor) issued to employees and service providers of the Company shall, unless otherwise approved by the Board, including a majority of the Preferred Directors (as defined in the Restated Certificate), vest as follows: no shares shall vest until the completion of the twelve (12) month anniversary of the commencement of employment or service, at which time twenty-five percent (25%) of the Common Stock (or option therefor) shall vest; and the remainder shall vest in equal monthly installments over the following thirty-six (36) months. Unless otherwise approved by the Board, with respect to any shares of Common Stock purchased by any such person, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person. There shall be no provision for acceleration of vesting unless unanimously approved by the Board.

2.6 D&O Insurance. The Company has obtained Directors and Officers liability insurance from a financially sound and reputable insurer in an amount and on terms and conditions satisfactory to the Board of Directors, including a majority of the Preferred Directors, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors, including a majority of the Preferred Directors, determines that such insurance should be discontinued.

2.7 Employee Agreements. The Company will cause each person now or hereafter employed by it (or engaged by the Company as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement in the forms previously provided to the Investors or substantially in the form approved by the Board.

2.8 Corporation. As of the Closing, the Company is classified as corporation for United States federal income tax purposes. The Company shall take such actions, including making an election to be treated as a corporation or refraining from making an election to be treated as a partnership, as may be required to ensure that at all times the Company is classified as corporation for United States federal income tax purposes.

2.9 Real Property Holding Company. The Company shall notify the Investor promptly following any “determination date” (as defined in Treasury Regulations section 1.897-2(c)(1)) or otherwise within five (5) business days of becoming aware that the Company is, or is reasonably likely to be, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code. In addition, at any time upon the Investor’s request, the Company shall issue a statement to the Investor, in form and substance as described in Treasury Regulations sections 1.897-2(h)(1) and 1.1445-2(c) (or any successor regulations) and signed under penalties of perjury, regarding whether any interest in the Company constitutes a “U.S. real property interest” within the meaning of Section 897(c) of the Code, together with an executed notice to the IRS described in Treasury Regulations section 1.897-2(h)(2) (or any successor regulation). Such statement shall be delivered within ten (10) days of the Investor’s written request therefor. The Company shall use commercially reasonable efforts to conduct its affairs so as to avoid the Company being treated as a “United States real property holding corporation” within the meaning of the Code and any applicable regulations promulgated thereunder.

2.10 Foreign Corrupt Practices Act. None of the Company, its subsidiaries or any director, officer, employee or agent or other person acting on behalf of the Company or any of its subsidiaries or Affiliates shall, directly or indirectly, make, offer, promise or authorize any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office in a manner that violates the FCPA. None of the Company, any of its subsidiaries or Affiliates, or any director, officer, employee or agent or other person acting on behalf of the Company or any of subsidiaries or its Affiliates shall make or authorize any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any applicable law, rule or regulation. The Company further represents that it shall maintain, and shall cause each of its subsidiaries and Affiliates to maintain, written policies and procedures and systems of internal controls in each case as required by the FCPA or any other applicable anti-bribery or anti-corruption law.

2.11 Termination of Certain Covenants.

(a) Each of the covenants set forth in this Section 2 (other than the covenants set forth in Sections 2.4) shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of this Agreement, as provided in Section 3.

(b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.11(a).

3. Termination of Agreement.

3.1 Termination Events. This Agreement shall terminate and have no further force or effect upon the earlier of:

(a) the liquidation, dissolution or winding up of the Company; or

(b) the consummation of a transaction or series of related transactions deemed to be a Liquidation Transaction pursuant to the Restated Certificate, in which the consideration received by the Investors is in the form of cash and/or marketable securities.

4. Waiver of Statutory Information Rights. Holder acknowledges and understands that, but for the waiver made herein, Holder would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Holder as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act, Holder hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Holder in Holder’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Holder under any written agreement with the Company.

5. Aggregation of Stock. All shares of capital stock of the Company held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate. As used herein, “Affiliate” means, with respect to any specified Investor, any other Investor who, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, managing member, officer or director of such Investor, or any venture capital, private equity or similar investment fund now or hereafter existing which is controlled by or under common control with one or more general partners or managing members of, or shares the same management company or advisory company with, such Investor.

6. Miscellaneous.

6.1 Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law.

6.2 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

6.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company and (b) the Investors holding at least a majority of the outstanding Registrable Securities (or their respective permitted successors and assigns), voting together as a single class and on an as-converted basis; provided that (i) this Agreement may not be amended or waived in any way which would adversely affect the rights of the Founders, without also obtaining the written consent of the holders of at least a majority of the shares of Common Stock and Founder Stock held by the Founders who are then providing services to the Company as employees or consultants and their permitted transferees listed on Schedule 2 hereto, voting together as a single class and on an as-converted basis, (ii) any amendment to the definition of “Major Investor” that would have the effect of excluding an Investor which qualified as a Major Investor prior to such amendment from the definition of “Major Investor” under this Agreement shall require the written consent of such Investor and (iii) in the event the provisions of Section 2.3 are waived pursuant to this Section 6.3 with respect to a particular transaction and any Major Investor (a “Participating Investor”) nonetheless purchases Shares subject to Section 2.3 in such transaction by agreement with the Company, then, notwithstanding any waiver of any of the provisions of Section 2.3, such waiver shall not be applicable to any Major Investor (a “Non-Waiving Investor”) who did not waive its right of first offer unless such Non-Waiving Investor has been provided the opportunity to purchase up to such Non-Waiving Investor’s pro rata share of the Shares, determined in accordance with Section 2.3, and provided further that if the number of Shares that each Participating Investor purchases in such transaction is less than the pro rata share of Shares allotted to such Participating Investor in accordance with Section 2.3, the pro rata share of Shares allotted to the Non-Waiving Investor(s) in connection with such transaction shall be correspondingly reduced. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series E Preferred Stock as “Investors.” Any amendment or waiver effected in accordance with this Section 6.3 shall be binding upon the Company, the Founders, the Investors, and each of their respective successors and assigns.

6.4 Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

6.5 Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

6.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

6.7 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

6.9 Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in the State of California, County of San Mateo, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with Section 6.1 hereof, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

[Signature Page Follows]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:

CONFLUENT, INC.

By:	/s/ Edward (Jay) Kreps
(Signature)

Name: Edward (Jay) Kreps
Title: Chief Executive Officer

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDERS:

EDWARD (JAY) KREPS

/s/ Edward (Jay) Kreps
(Signature)

Address:

Email:

NEHA NARKHEDE

/s/ Neha Narkhede
(Signature)

Address:

Email:

JUN RAO

/s/ Jun Rao
(Signature)

Address:

Email:

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDER:

ARDEN TRUST COMPANY, as Administrative Trustee, and EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Investment Trustees and Benefits Trustees of the family trust under THE KREPS FAMILY 2019 IRREVOCABLE TRUST under agreement dated September 26, 2019

By:	/s/ Heather Katzenstein
Name: Heather Katzenstein
Title: Ardent Trust Company, Administrative Trustee

By:	/s/ Edward Jay Kreps
Name: Edward Jay Kreps
Title: Investment Trustee and Benefits Trustee

By:	/s/ Jamaica Hutchins Kreps
Name: Jamaica Hutchins Kreps
Title: Investment Trustee and Benefits Trustee

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDER:

ARDEN TRUST COMPANY, as Administrative Trustee, and EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Investment Trustees and Benefits Trustees of the family trust under THE KREPS FAMILY 2019 IRREVOCABLE TRUST under agreement dated September 26, 2019

By:	/s/ Heather Katzenstein
Name: Heather Katzenstein
Title: Ardent Trust Company, Administrative Trustee

By:	/s/ Edward Jay Kreps
Name: Edward Jay Kreps
Title: Investment Trustee and Benefits Trustee

By:	/s/ Jamaica Hutchins Kreps
Name: Jamaica Hutchins Kreps
Title: Investment Trustee and Benefits Trustee

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDER:

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE PARENTS’ 2019 GRANTOR RETAINED ANNUITY TRUST - I under agreement dated September 26, 2019

By:	/s/ Edward Jay Kreps
Name: Edward Jay Kreps
Title: Trustee

By:	/s/ Jamaica Hutchins Kreps
Name: Jamaica Hutchins Kreps
Title: Trustee

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDER:

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE PARENTS’ 2019 GRANTOR RETAINED ANNUITY TRUST - II under agreement dated September 26, 2019

By:	/s/ Edward Jay Kreps
Name: Edward Jay Kreps
Title: Trustee

By:	/s/ Jamaica Hutchins Kreps
Name: Jamaica Hutchins Kreps
Title: Trustee

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDER:

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE SIBLINGS’ 2019 GRANTOR RETAINED ANNUITY TRUST - I under agreement dated September 26, 2019

By:	/s/ Edward Jay Kreps
Name: Edward Jay Kreps
Title: Trustee

By:	/s/ Jamaica Hutchins Kreps
Name: Jamaica Hutchins Kreps
Title: Trustee

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDER:

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE SIBLINGS’ 2019 GRANTOR RETAINED ANNUITY TRUST - II under agreement dated September 26, 2019

By:	/s/ Edward Jay Kreps
Name: Edward Jay Kreps
Title: Trustee

By:	/s/ Jamaica Hutchins Kreps
Name: Jamaica Hutchins Kreps
Title: Trustee

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SEQUOIA CAPITAL U.S. GROWTH FUND VII, L.P.
SEQUOIA CAPITAL U.S. GROWTH VII PRINCIPALS FUND, L.P.
Each a Cayman Islands exempted limited partnership

By:	SC U.S. GROWTH VII MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership General Partner of Each

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company, its General Partner

By:	/s/ Matthew C. Miller
Name: Matthew C. Miller
Title: Authorized Signatory

INVESTOR:

SEQUOIA CAPITAL U.S. GROWTH FUND VIII, L.P.,
for itself and as nominee

By:	SC U.S. GROWTH VIII MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company, its General Partner

By:	/s/ Matthew C. Miller
Name: Matthew C. Miller
Title: Authorized Signatory

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SCGE FUND, L.P.,
A Cayman Islands limited partnership

By:	SCGE (LTGP), L.P.,
A Cayman Islands limited partnership, its General Partner

By:	/s/ Kimberly Summe
Name: Kimberly Summe
Title: Chief Operating Officer and General Counsel

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

BENCHMARK CAPITAL PARTNERS VIII, L.P.
as nominee for
Benchmark Capital Partners VIII, L.P.,
Benchmark Founders’ Fund VIII, L.P., and Benchmark Founders’ Fund VIII-B, L.P.

By:	Benchmark Capital Management Co. VIII, L.L.C., its general partner

By:	/s/ Steven Spurlock
Managing Member

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

INDEX VENTURES VII (JERSEY), L.P.
INDEX VENTURES VII PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By: their Managing General Partner:
Index Venture Associates VII Limited

/s/ Ian Henderson
Ian Henderson and/or Nigel Greenwood
Director Director

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

INDEX VENTURES GROWTH IV (JERSEY), L.P.

By: its Managing General Partner

INDEX VENTURE GROWTH ASSOCIATES IV LIMITED

/s/ Ian Henderson
Name:
Title: Director

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

YUCCA (JERSEY) SLP
By: Intertrust Employee Benefit Services Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Co-Investment Scheme

/s/ Ian Henderson
Authorised Signatory – Intertrust Employee Benefit Services Limited

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

YUCCA (JERSEY) SLP
By: EFG Trust Company Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Ventures Growth IV Co-Investment Scheme

_/s/ Ian Henderson

Authorised Signatory – EFG Trust Company Limited

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

COATUE GROWTH FUND IV LP

By:	Coatue Growth Fund IV GP LLC,
its	General Partner

By:	/s/ Zachary Feingold
(Signature)

Name: Zachary Feingold
Title: Authorized Signatory

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

ALTIMETER GROWTH PARTNERS FUND IV, L.P.

By:	Altimeter Growth General Partner IV, LLC
Its:	General Partner

By:	__/s/ John J. Kiernan III
(Signature)

Name: John J. Kiernan III
Title: Authorized Person

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

ALTIMETER GROWTH CASCADE FUND, L.P.

By:	Altimeter Cascade General Partner, LLC
Its:	General Partner

By:	__/s/ John J. Kiernan III
(Signature)

Name: John J. Kiernan III
Title: Authorized Person

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FRANKLIN STRATEGIC SERIES – FRANKLIN GROWTH OPPORTUNITIES FUND

By: Franklin Advisers, Inc., as investment manager

By:	__/s/ Michael McCarthy
(Signature)

Name: Michael McCarthy
Title: Executive Vice President and CIO

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN U.S. OPPORTUNITIES FUND

By: Franklin Advisers, Inc., as investment manager

By:	__/s/ Michael McCarthy
(Signature)

Name: Michael McCarthy
Title: Executive Vice President and CIO

FRANKLIN TEMPLETON INVESTMENT
FUNDS – FRANKLIN TECHNOLOGY FUND

By: Franklin Advisers, Inc., as investment manager

By:	__/s/ Michael McCarthy
(Signature)

Name: Michael McCarthy
Title: Executive Vice President and CIO

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

LONE CYPRESS, LTD.

By:	__/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE SPRUCE, L.P .

By:	__/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE MONTEREY MASTER FUND, LTD.

By:	__/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE SIERRA, L.P.

By:	__/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE CASCADE, L.P.

By:	__/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

SIGNATURE PAGE TO CONFLUENT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE 1

INVESTORS

Name
Coatue Growth Fund IV LP
Altimeter Growth Partners Fund IV, L.P.
Altimeter Growth Cascade Fund, L.P.
Sequoia Capital U.S. Growth Fund VII, L.P.
Sequoia Capital U.S. Growth VII Principals Fund, L.P.
Sequoia Capital U.S. Growth Fund VIII, L.P.
SCGE Fund, L.P.
Index Ventures VII (Jersey), L.P.
Index Ventures Growth IV (Jersey), L.P.
Index Ventures VII Parallel Entrepreneur Fund (Jersey), L.P.
YUCCA (Jersey) SLP
The Board of Trustees of the Leland Stanford Junior University (SBST)

Benchmark Capital Partners VIII, L.P.
LinkedIn Corporation
Foundry Square Investors – XIV, LLC
Zuklie 2007 Revocable Trust, Holly Varian and Mitchell Zuklie, Trustees
Anik Guha
Data Collective III, L.P.
Jeremy Stoppelman
Michael Stoppelman
Dhanurjay (DJ) Patil

Name
Franklin Strategic Series – Franklin Growth Opportunities Fund

Franklin Templeton Investment Funds – Franklin U.S. Opportunities Fund
Franklin Templeton Investment Funds – Franklin Technology Fund
Lone Cypress, Ltd.
Lone Spruce, L.P.
Lone Monterey Master Fund, Ltd.
Lone Sierra, L.P.
Lone Cascade, L.P.
Alkeon Innovation Master Fund, LP
Alkeon Innovation Opportunity Master Fund, LP
Durable Capital Master Fund LP
Founders Circle Capital III, LP
Founders Circle Capital III-P, LP
Founders Circle Capital III Affiliates Fund, LP
Tiger Global PIP XII-6 LLC
Geodesic Capital Fund I, L.P.
Geodesic Capital Fund I-S, L.P.

SCHEDULE 2

PERMITTED TRANSFEREES

Name
ARDEN TRUST COMPANY, as Administrative Trustee, and EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Investment Trustees and Benefits Trustees of the family trust under THE KREPS FAMILY 2019 IRREVOCABLE TRUST under agreement dated September 26, 2019

ARDEN TRUST COMPANY, as Administrative Trustee, and EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Investment Trustees and Benefits Trustees of the family trust under THE KREPS FAMILY 2019 IRREVOCABLE TRUST under agreement dated September 26, 2019

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE PARENTS’ 2019 GRANTOR RETAINED ANNUITY TRUST – I under agreement dated September 26, 2019

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE PARENTS’ 2019 GRANTOR RETAINED ANNUITY TRUST – II under agreement dated September 26, 2019

EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE SIBLINGS’ 2019 GRANTOR RETAINED ANNUITY TRUST – I under agreement dated September 26, 2019

Name
EDWARD JAY KREPS and JAMAICA HUTCHINS KREPS, as Trustees of THE SIBLINGS’ 2019 GRANTOR RETAINED ANNUITY TRUST – II under agreement dated September 26, 2019

David A. Stein and his successors as Trustee of the Trouvaille ANK Trust
Trouvaille Investments Holdings Limited

Jun Rao and Yang Li, Trustees of The Rao/Li Family Trust

Jun Rao, as Trustee of The Jun Rao 2020 GRAT

Yang Li, as Trustee of The Yang Li 2020 GRAT